Exhibit 10.1

INCREMENTAL AMENDMENT

INCREMENTAL AMENDMENT, dated as of September 25, 2015 (this “Incremental Amendment”), to the Credit Agreement referred to below among ENDO LUXEMBOURG FINANCE COMPANY I S.A R.L., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg, having its registered office at 2a, rue Nicolas Bové, L-1253 Luxembourg, with a share capital of USD 123,695,800 and registered with the Register of Commerce and Companies (Registre de Commerce et des Sociétés) of Luxembourg (the “RCS”) under number B 182.645 (the “Lux Borrower”), ENDO LLC, a limited liability company organized under the laws of Delaware as a wholly-owned direct subsidiary of the Lux Borrower (the “Co-Borrower” and together with the Lux Borrower, the “Borrowers”), ENDO DESIGNATED ACTIVITY COMPANY (formerly known as Endo Limited), a company duly incorporated under the laws of the Republic of Ireland (“Irish Holdco”), ENDO MANAGEMENT LIMITED, a company duly incorporated under the laws of the Republic of Ireland (“Irish Sub Holdco”), ENDO LUXEMBOURG HOLDING COMPANY S.A R.L., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg, having its registered office at 2a, rue Nicolas Bové, L-1253 Luxembourg, with a share capital of USD 123,695,800 and registered with the RCS under number B 182.517 (“Lux Holdco”), ENDO US HOLDINGS LUXEMBOURG I S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg, having its registered office at 2a, rue Nicolas Bové, L-1253 Luxembourg, with a share capital of USD 17,000 and registered with the RCS under number B 197.803 (“New Luxco 1”), ENDO US HOLDINGS LUXEMBOURG II S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg, having its registered office at 2a, rue Nicolas Bové, L-1253 Luxembourg, with a share capital of USD 17,000 and registered with the RCS under number B 197.970 (“New Luxco 2”), ENDO LUXEMBOURG FINANCE COMPANY II S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg, having its registered office at 2a, rue Nicolas Bové, L-1253 Luxembourg, with a share capital of USD 17,000 and registered with the RCS under number B182.794 (“Lux Sub Finco”), the other Guarantors party hereto, the several banks and financial institutions parties hereto that constitute the 2015 Incremental Term B Lenders and the 2015 Incremental Revolving Lenders (each as further defined in Section 2(b)(i) hereof) and the Administrative Agent (as defined below).

RECITALS

WHEREAS, the Borrowers have entered into that certain Credit Agreement, dated as of February 28, 2014 (as amended as of June 12, 2015, and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Lux Borrower, the Co-Borrower, Irish Holdco, Irish Sub Holdco, Lux Holdco, Deutsche Bank AG New York Branch, as administrative agent (in such capacity, the “Administrative Agent”), collateral agent (in such capacity, the “Collateral Agent”), issuing bank and swingline lender, and the several lenders party thereto from time to time; and

WHEREAS, pursuant to and in accordance with Section 2.20 of the Credit Agreement, (a) the Borrowers have requested that (i) Incremental Term B Loan Commitments (as defined below) in an aggregate principal amount of $2,800,000,000 be made available to the Lux Borrower; and (ii) Incremental Revolving Commitments in an aggregate principal amount of $250,000,000 (the “2015 Incremental Revolving Commitment”) be made available to the Lux Borrower; and (b)(i) the 2015 Incremental Term B Lenders and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that the 2015 Incremental Term B Lenders will make Incremental Term B Loans in the form of the 2015 Incremental Term B Loans (as defined below); and (ii) the 2015 Incremental Revolving Lenders and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that each 2015 Incremental Revolving Lender will provide its portion of the 2015 Incremental Revolving Commitment to the Borrowers as of the First Incremental Amendment Closing Date in the amount set forth opposite its name on Schedule 2.01 and will make Revolving Loans to the Borrowers in respect thereof from time to time during the Availability Period subject to the terms and conditions set forth herein and in the Credit Agreement; and (c) the 2015 Incremental Term B Lenders, the 2015 Incremental Revolving Lenders, and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that the proceeds of the 2015 Incremental Term B Loans will be used (i) to repay and refinance in full the 2014 Term B Loans, (ii) to finance, in part, the Par Transactions and/or (iii) to the extent any portion of the 2015 Incremental Term B Loans remains available following application of proceeds pursuant to preceding clauses (i) and (ii), for general corporate purposes, including without limitation permitted acquisitions and debt repayments.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement. Unless otherwise indicated, section references herein refer to sections in the Credit Agreement.

Section 2. Amendment of the Credit Agreement.

(a) For the avoidance of doubt, (i) the 2015 Incremental Term B Loans shall be deemed to be “Loans”, “Incremental Term B Loans” and “Other Term B Loans”; (ii) each 2015 Incremental Term B Lender shall be deemed to be a “Lender” and an “Incremental Term B Lender”; (iii) each 2015 Incremental Revolving Lender shall be deemed to be a “Lender” and an “Incremental Revolving Lender”; (iv) the 2015 Incremental Term B Loan Commitments shall be deemed to be “Incremental Term B Loan Commitments”; (v) the 2015 Incremental Revolving Commitment shall be deemed to be “Incremental Revolving Commitments” and “Multicurrency Tranche Commitments”; (vi) each Loan made pursuant to the 2015 Incremental Revolving Commitments shall be deemed to be “Multicurrency Tranche Revolving Loans”, “Incremental Revolving Loans” and “Revolving Loans”; and (vii) this Incremental Amendment shall be deemed to be an “Incremental Amendment” and a “Loan Document”, in each case, for all purposes of the Credit Agreement and the other Loan Documents.

(b) Section 1.01 of the Credit Agreement is hereby amended as follows:

(i) by adding the following new definitions, to appear in proper alphabetical order:

“Applicable Excess Cash Flow Percentage” means 50%, with a step down to 25% upon the achievement and maintenance of a Leverage Ratio of less than or equal to 4.50:1.00 and a further step down to 0% upon the achievement and maintenance of a Leverage Ratio of less than or equal to 4.00:1.00.

“Asset Sale Step Down” has the meaning set forth in Section 2.11(c).

“Consolidated Current Assets” means, with respect to the Irish Holdco and its Restricted Subsidiaries on a consolidated basis at any date of determination, all assets (other than cash and Permitted Investments) that would, in accordance with GAAP, be classified on a consolidated balance sheet of the Irish Holdco and its Restricted Subsidiaries as current assets at such date of determination, other than amounts related to current or deferred Taxes based on income or profits (but excluding (i) assets held for sale, (ii) permitted loans to third parties, (iii) Plan assets, (iv) deferred bank fees, and (v) derivative financial instruments).

“Consolidated Current Liabilities” means, with respect to the Irish Holdco and its Restricted Subsidiaries on a consolidated basis at any date of determination, all liabilities that would, in accordance with GAAP, be classified on a consolidated balance sheet of the Irish Holdco and its Restricted Subsidiaries as current liabilities at such date of determination, other than (i) the current portion of any Indebtedness, (ii) the current portion of interest, (iii) accruals for current or deferred Taxes based on income or profits, (iv) accruals of any costs or expenses related to restructuring reserves, (v) the aggregate amount of outstanding Revolving Loans and Swingline Loans and LC Exposure and (vi) the current portion of pension liabilities.

“Consolidated Working Capital” means, at any time, Consolidated Current Assets (but excluding therefrom all cash and Permitted Investments) less Consolidated Current Liabilities at such time; provided that increases or decreases in Adjusted Consolidated Working Capital shall be calculated without regard to any changes in Consolidated Current Assets or Consolidated Current Liabilities as a result of (x) any reclassification in accordance with GAAP of assets or liabilities, as applicable, between current and noncurrent, (y) the effects of purchase accounting or (z) the effect of fluctuations in the amount of accrued or contingent obligations, assets or liabilities under Swap Agreements.

“Excess Cash Flow” means, for any period, the remainder (if positive) of (a) the sum of, without duplication, (i) Consolidated Net Income for such period, (ii) the decrease, if any, in Consolidated Working Capital from the first day to the last day of such period (other than any such decreases arising from Permitted Acquisitions or Dispositions of any person by Irish Holdco or any of its Restricted Subsidiaries), (iii) the amount of expenses for Taxes paid or accrued to the extent same reduced Consolidated Net Income for such period, (iv) any expense related to Swap Agreements which decreased Consolidated Net Income for such period, (v) non-cash charges, losses or expenses deducted in calculating Consolidated Net Income such period, (vi) cash charges or expenses reducing Consolidated Net Income during such period in respect of expenditures for which a deduction from Excess Cash Flow was made in a prior period and (vii) items not included in Excess Cash Flow in a previous period as items that were committed to be spent in a future period which are not actually spent during the subsequent period, minus (b) the sum of, without duplication, (i) the aggregate amount of all Capital Expenditures in cash made (or committed to be made in the next succeeding period) by Irish Holdco and its Restricted Subsidiaries not expensed during such period (other than to the extent made with proceeds of long-term Indebtedness), (ii) the aggregate amount of permanent principal repayments of Indebtedness of Irish Holdco and its Restricted Subsidiaries (including (x) the principal component of payments made on Capital Lease Obligations of Irish Holdco and its Restricted Subsidiaries during such period and (y) the aggregate principal amount of any mandatory prepayment of Term Loans pursuant to Section 2.11(c)(1), to the extent required due to the circumstances described in clauses (a) or (b) of the definition of “Prepayment Event” that resulted in an increase to Consolidated Net Income and not in excess of such increase), but excluding (A) all repayments and prepayments of Term Loans (other than payments required pursuant to Section 2.10 and mandatory prepayments described in clause (y) of the foregoing parenthetical), (B) all repayments and prepayments of Revolving Loans, Swingline Loans or loans under any Incremental Revolving Commitment or other revolving credit or similar facility unless such prepayments are accompanied by a corresponding permanent reduction of the related revolving or similar commitments and (C) any such repayments and prepayments to the extent made with proceeds of long-term Indebtedness, (iii) the increase, if any, in Consolidated Working Capital from the first day to the last day of such period (other than any such increase in Consolidated Working Capital arising from a Permitted Acquisition or Disposition of any person by Irish Holdco and/or any of its Restricted Subsidiaries), (iv) to the extent included or not deducted in calculating Consolidated Net Income, the aggregate amount of all cash payments made in respect of all Permitted Acquisitions and other Investments (including earn-out obligations, working capital or similar adjustments paid in connection therewith and in connection with acquisitions or Investments consummated prior to the First Incremental Amendment Closing Date) permitted by Section 6.04 consummated (or committed or budgeted to be consummated in the next succeeding period) by Irish Holdco and its Restricted Subsidiaries (other than intercompany Investments among Irish Holdco and its Restricted Subsidiaries or Investments in cash or Permitted Investments) during such period or prior to the applicable Excess Cash Payment Date, except to the extent financed with long-term Indebtedness, (v) to the extent not expensed or not deducted in calculating Consolidated Net Income, the aggregate amount of any premium, make-whole or penalty payments actually paid, except to the extent financed with long-term

Indebtedness during such period that are required to be made in connection with any prepayment of Indebtedness, (vi) cash payments by Irish Holdco and its Restricted Subsidiaries during such period in respect of long-term liabilities of Irish Holdco and its Restricted Subsidiaries other than Indebtedness, except to the extent financed with long-term Indebtedness, (vii) cash expenditures for costs and expenses in connection with acquisitions or Dispositions and the issuance of Equity Interests or Indebtedness or amendments or modifications to any Indebtedness to the extent not deducted in arriving at such Consolidated Net Income (in each case, including any such transactions undertaken but not completed), except to the extent financed with long-term Indebtedness, (viii) the aggregate amount of expenditures actually made by Irish Holdco and its Restricted Subsidiaries in cash during such period (including expenditures for the payment of financing fees) to the extent that such expenditures are not expensed during such period, (ix) any payment of cash to be amortized or expensed over a future period and recorded as a long-term asset (so long as any related amortization or expense in a future period shall be added back in the calculation of Excess Cash Flow in such future period), (x) reimbursable or insured expenses incurred during such fiscal year to the extent that reimbursement has not yet been received (in which case the respective reimbursement shall increase Excess Cash Flow in the period in which it is received), (xi) the aggregate amount of Taxes actually paid or payable by Irish Holdco and its Restricted Subsidiaries in cash during such period, (xii) to the extent not expensed or not deducted in calculating Consolidated Net Income, the aggregate amount of any permitted Restricted Payments actually made in cash during such period by Irish Holdco and by any Restricted Subsidiary to any Person other than Irish Holdco or the Restricted Subsidiaries, in each case, pursuant to Section 6.07, except to the extent financed with long term Indebtedness and (xiii) cash expenditures made in respect of Swap Agreements during such period. Notwithstanding anything in the definition of any term used in the definition of Excess Cash Flow to the contrary, all components of Excess Cash Flow shall be computed for Irish Holdco and its Restricted Subsidiaries on a consolidated basis.

“Excess Cash Payment Date” means the date occurring five (5) Business Days after the date on which the Parent’s annual audited financial statements are required to be delivered pursuant to Section 5.01(a) (commencing with the fiscal year of the Parent ended December 31, 2016).

“First Incremental Amendment” means the Incremental Amendment, dated as of September 25, 2015, by and among the Borrowers, the Guarantors, the 2015 Incremental Term B Lenders, the 2015 Incremental Revolving Lenders and the Administrative Agent.

“First Incremental Amendment Closing Date” means the date on which all the conditions precedent set forth in Section 4 of the First Incremental Amendment shall have been satisfied or waived.

“Original Arrangers” means the Lead Arrangers (as defined in this Agreement prior to effectiveness of the First Incremental Amendment).

“2015 Incremental Revolving Commitment” means, with respect to each 2015 Incremental Revolving Lender, the commitment, if any, of such 2015 Incremental Revolving Lender to make Incremental Revolving Loans hereunder, as such commitment may be (a) reduced or terminated from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The amount of each 2015 Incremental Revolving Lender’s 2015 Incremental Revolving Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption (or other documentation contemplated by this Agreement) pursuant to which such 2015 Incremental Revolving Lender shall have assumed its 2015 Incremental Revolving Commitment, as applicable. The aggregate principal amount of the 2015 Incremental Revolving Commitments on the First Incremental Amendment Closing Date is $250,000,000.

“2015 Incremental Revolving Lender” means any Lender having a 2015 Incremental Revolving Commitment outstanding hereunder.

“2015 Incremental Term B Lender” means any Lender having a 2015 Incremental Term B Loan Commitment and/or a 2015 Incremental Term B Loan outstanding hereunder.

“2015 Incremental Term B Loan Commitments” means, with respect to each 2015 Incremental Term B Lender, the commitment, if any, of such 2015 Incremental Term B Lender to make 2015 Incremental Term B Loans hereunder, as such commitment may be (a) reduced or terminated from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The amount of each 2015 Incremental Term B Lender’s 2015 Incremental Term B Loan Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption (or other documentation contemplated by this Agreement) pursuant to which such 2015 Incremental Term B Lender shall have assumed its 2015 Incremental Term B Loan Commitment, as applicable. The aggregate principal amount of the 2015 Incremental Term B Loan Commitments on the First Incremental Amendment Closing Date is $2,800,000,000.

“2015 Incremental Term B Loans” means the incremental term loans made by the 2015 Incremental Term B Lenders to the Lux Borrower on the First Incremental Amendment Closing Date pursuant to Section 2.01(a)(iii). Each 2015 Incremental Term B Loan shall be a Eurocurrency Loan denominated in Dollars or an ABR Loan denominated in Dollars.

“2015 Lead Arrangers” means Barclays Bank PLC, Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley Senior Funding, Inc.

(ii) by amending and restating the definition of “Alternate Base Rate” in Section 1.01 of the Credit Agreement as follows:

““Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a)(i) solely in the case of 2014 Term B Loans, 1.75% and (ii) solely in the case of 2015 Incremental Term B Loans, 1.75%, (b) the Prime Rate in effect on such day, (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% and (d) the Adjusted LIBO Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%; provided that, for the avoidance of doubt, the Adjusted LIBO Rate for any day shall be based on the rate appearing on Reuters Screen LIBOR01 Page (or on any successor or substitute page of such page) at approximately 11:00 a.m. London time on such day. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively.”

(iii) by replacing clause (b) of the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement with the following:

“(b)(i) with respect to (x) any Eurocurrency 2014 Term B Loan, 2.50% per annum, (y) any ABR 2014 Term B Loan, 1.50% per annum and (ii) with respect to (x) any Eurocurrency 2015 Incremental Term B Loan, 3.00% per annum and (y) any ABR 2015 Incremental Term B Loan, 2.00% per annum.”

(iv) by amending and restating the definition of “Lead Arrangers” in Section 1.01 of the Credit Agreement as follows:

““Lead Arrangers” means, collectively, the Original Arrangers and the 2015 Lead Arrangers; provided, that all references to “Lead Arrangers” in Section 4.01 herein shall be deemed to include only the Original Arrangers.”

(v) by amending and restating the definition of “LIBO Rate” in Section 1.01 of the Credit Agreement as follows:

““LIBO Rate” means, for any Interest Period (a) with respect to any Term B Loan that is a Eurocurrency Borrowing, the greater of (i)(x) solely in the case of 2014 Term B Loans, 0.75% and (y) solely in the case of 2015 Incremental Term B Loans, 0.75% and (ii) the rate appearing on Reuters Screen LIBOR01 Page (or on any successor or substitute page on such screen) at approximately 11:00 a.m., London time, on the Quotation Day for such Interest Period, as the rate for deposits in the relevant Agreed Currency in the London interbank market with a maturity comparable to such Interest Period (the “Eurocurrency Base Rate”) and (b) with respect to any other Eurocurrency Borrowing, the Eurocurrency Base Rate. In the event that the Eurocurrency Base Rate is not available at such time for any reason, then the “Eurocurrency Base Rate” shall be determined by reference to such other publicly available service displaying interest rates applicable to deposits in such Agreed Currency in the London interbank market as may be selected by the Administrative Agent or, in the absence of such availability, by reference to the rate at which deposits in such Agreed Currency in reasonable market size and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, on the Quotation Day for such Interest Period.”

(vi) by amending and restating the definition of “Maturity Date” in Section 1.01 of the Credit Agreement as follows:

““Maturity Date” means (i) with respect to the Term A Loans that have not been extended pursuant to Section 2.23, the date occurring five years after the Closing Date, (ii) with respect to the 2014 Term B Loans that have not been extended pursuant to Section 2.23, the date occurring seven years after the Closing Date, (iii) with respect to the 2015 Incremental Term B Loans that have not been extended pursuant to Section 2.23, the date occurring seven years after the First Incremental Amendment Closing Date, (iv) with respect to the Revolving Commitments of the Revolving Lenders that have not been extended pursuant to Section 2.23, the date occurring five years after the Closing Date, and (v) with respect to any other tranche of Term Loans or Revolving Commitments (including any Extended Term Loans, Other Term Loans, Other Refinancing Term Commitments, Extended Revolving Commitments, Incremental Revolving Commitments and Other Refinancing Revolving Commitments), the maturity dates specified therefor in the applicable Incremental Amendment, Extension Amendment or Refinancing Amendment; provided that if any such day is not a Business Day, the Maturity Date shall be the Business Day immediately succeeding such day.”

(vii) by amending and restating the definition of “Repricing Event” in Section 1.01 of the Credit Agreement as follows:

““Repricing Event” means (a) the prepayment or refinancing of any of the Term B Loans with the incurrence by any Loan Party of any Indebtedness incurred for the primary purpose (as reasonably determined by the Borrowers) of lowering the Effective Yield of the applicable Term B Loans or (b) any effective reduction in the Effective Yield of any Term B Loans (e.g., by way of amendment or waiver); provided that in no event shall any prepayment or repayment of Term B Loans in connection with a Change in Control or an acquisition not permitted by Section 6.04 constitute a Repricing Event.””

(c) Section 2.01 of the Credit Agreement is hereby amended as follows:

(i) by amending and restating clause (a) thereof as follows:

“(a) each (i) 2014 Term A Lender agrees, severally and not jointly, to make a 2014 Term A Loan to the Lux Borrower on the Closing Date in a principal amount not to exceed its 2014 Term A Loan Commitment, (ii) 2014 Term B Lender agrees, severally and not jointly, to make a 2014 Term B Loan to the Lux Borrower on the Closing Date in a principal amount not to exceed its 2014 Term B Loan Commitment and (iii) 2015 Incremental Term B Lender agrees, severally and not jointly, to make a 2015 Incremental Term B Loan to the Lux Borrower on the First Incremental Amendment Closing Date in a principal amount not to exceed its 2015 Incremental Term B Loan Commitment.”

(ii) by amending and restating the last sentence of the penultimate paragraph of Section 2.01 as follows:

“The full amount of each Class of Term Loan Commitments must be drawn in a single drawing on the Closing Date (or, with respect to the 2015 Incremental Term B Loan Commitments, on the First Incremental Amendment Closing Date) and amounts repaid or prepaid in respect of Term Loans may not be reborrowed.”

(d) Section 2.03(a) is hereby amended by inserting the words “or the First Incremental Amendment Closing Date” after the words “(or, with respect to Borrowings to be made on the Closing Date.”

(e) Section 2.09(a) of the Credit Agreement is hereby amended and restated as follows:

“(a) Unless previously terminated, (i) the Revolving Commitment of each Revolving Lender shall automatically and permanently terminate on the relevant Maturity Date, (ii) the 2014 Term A Loan Commitment and 2014 Term B Loan Commitment of each Term A Lender or Term B Lender, as applicable, shall automatically and permanently terminate on the Closing Date (after giving effect to the incurrence of such Term Loans on such date) and (iii) the 2015 Incremental Term B Loan Commitment of each applicable 2015 Incremental Term B Lender shall automatically and permanently terminate on the First Incremental Amendment Closing Date (after giving effect to the incurrence of such 2015 Incremental Term B Loans on such date).”

(f) Section 2.10(c) of the Credit Agreement is hereby amended and restated as follows:

“(c)(i) Beginning June 30, 2014, the Lux Borrower shall repay principal of outstanding 2014 Term B Loans on each Scheduled Principal Repayment Date described below in the aggregate principal amount described opposite such Scheduled Principal Repayment Date (as adjusted from time to time pursuant to Sections 2.11(a) and 2.11(d)(i)):

Scheduled Principal Repayment Dates	Amount
Each Scheduled Principal Repayment Date	0.25% of the aggregate principal amount of 2014 Term B Loans incurred on the Closing Date

Maturity Date	All remaining outstanding principal of 2014 Term B Loans

(ii) Beginning on the last day of the first full fiscal quarter after the First Incremental Amendment Closing Date; provided that such day shall be no earlier than March 31, 2016 to the extent the First Incremental Amendment Closing Date occurs on or after September 1, 2015, the Lux Borrower shall repay principal of outstanding 2015 Incremental Term B Loans on each Scheduled Principal Repayment Date described below in the aggregate principal amount described opposite such Scheduled Principal Repayment Date (as adjusted from time to time pursuant to Sections 2.11(a), 2.11(d)(i) and 2.11(e)):

Scheduled Principal Repayment Dates	Amount
Each Scheduled Principal Repayment Date	0.25% of the aggregate principal amount of 2015 Incremental Term B Loans incurred on the First Incremental Amendment Closing Date

Maturity Date	All remaining outstanding principal of 2015 Incremental Term B Loans

To the extent not previously repaid, all unpaid 2014 Term B Loans and 2015 Incremental Term B Loans shall be paid in full in Dollars by the Lux Borrower on the applicable Maturity Date; provided that, to the extent specified in the applicable Extension Offer, amortization payments with respect to Extended Term B Loans for periods prior to the then current Maturity Date for such Term B Loans may be reduced (but not increased) and amortization payments required with respect to Extended Term B Loans for periods after such applicable Maturity Date shall be as specified in the applicable Extension Offer.”

(g) Section 2.11(a) of the Credit Agreement is hereby amended by inserting the words “applicable Tranche,” after the words “and shall specify the” in the third sentence thereof.

(h) Section 2.11(c) of the Credit Agreement is hereby amended as follows:

(a) by moving “(1)” to the beginning of Section 2.11(c);

(b) by inserting the words “(in the case of prepayments of 2015 Incremental Term B Loans only, with a step down to 50% (such step down, the “Asset Sale Step Down”) based upon the achievement and maintenance of a Leverage Ratio of less than or equal to 4.00:1.00)” after the words “equal to 100%” in clause (1) thereof;

(c) by inserting “in the event and on each occasion that” after “(2)”;

(d) by replacing “ and” before clause (2) thereof with “,”; and

(e) by inserting the following at the end of clause (2) thereof:

“and (3) on each Excess Cash Payment Date the Borrowers shall prepay the Obligations as set forth in Section 2.11(d)(iii) below in an amount equal to the Applicable Excess Cash Flow Percentage of the Excess Cash Flow for the related Excess Cash Payment Period; provided that repayments of principal of Loans made as a voluntary prepayment pursuant to Section 2.11(a) (other than with the proceeds of long-term Indebtedness) (but in the case of a voluntary prepayment of Revolving Loans or Swingline Loans, only to the extent accompanied by a voluntary reduction to the Revolving Commitments in an amount equal to such prepayment) during the applicable Excess Cash Payment Period shall reduce on a dollar-for-dollar basis the amount of such mandatory repayment otherwise required on the applicable Excess Cash Payment Date pursuant to this clause (3).”

(i) Section 2.11(d) of the Credit Agreement is hereby amended and restated as follows:

“Subject to Sections 2.11(e) and 2.11(f) below, (i) all such amounts pursuant to Section 2.11(c)(1) shall be applied to prepay (A) if the Asset Sale Step Down does not apply, the outstanding Term A Loans and Term B Loans in the direct order of maturity on pro rata basis and (B) if the Asset Sale Step Down applies (x) with respect to all such amounts equal to 50% of the Net Proceeds, the outstanding Term A Loans and Term B Loans in the direct order of maturity on a pro rata basis and (y) with respect to the remaining Net Proceeds required to be prepaid in accordance with Section 2.11(c)(1), the outstanding Term A Loans in the direct order of maturity, (ii) all such amounts pursuant to Section 2.11(c)(2) shall be applied to prepay an aggregate principal amount of the applicable Refinanced Debt equal to the Net Proceeds of the applicable Credit Agreement Refinancing Indebtedness (and to the extent the applicable Refinanced Debt is not repaid in full, such Net Proceeds shall reduce the remaining scheduled principal repayments of such Refinanced Debt on a pro rata basis) and (iii) all such amounts pursuant to Section 2.11(c)(3) shall be applied to prepay any remaining scheduled principal payments in respect of the Term B Loans on a pro rata basis.”

(j) Section 2.11(f) of the Credit Agreement is hereby amended and restated as follows:

“The Lux Borrower shall notify the Administrative Agent in writing of any mandatory prepayment of Term Loans required to be made pursuant to Section 2.11(c)(1) or 2.11(c)(3) at least five (5) Business Days prior to the date of such prepayment. Each such notice shall specify the date of such prepayment and provide a reasonably detailed calculation of the amount of such prepayment. The Administrative Agent will promptly notify each Term Lender of the contents of any such prepayment notice and of such Term Lender’s ratable portion of such prepayment (based on such Lender’s Applicable Percentage of each relevant Tranche of the Term Loans). Any Term B Lender (a “Declining Term B Lender,” and any Term B Lender which is not a Declining Term B Lender, an “Accepting Term B Lender”) may elect, by delivering written notice to the Administrative Agent and the Lux Borrower no later than 5:00 p.m. one (1) Business Day after the date of such Term B Lender’s receipt of notice from the Administrative Agent regarding such prepayment, that the full amount of any mandatory prepayment otherwise required to be made with respect to the Term B Loans held by such Term B Lender pursuant to Section 2.11(c)(1) or 2.11(c)(3) not be made (the aggregate amount of such prepayments declined by the Declining Term B Lenders, the “Declined Prepayment Amount”). If a Term B Lender fails to deliver notice setting forth such rejection of a prepayment to the Administrative Agent within the time frame specified above or such notice fails to specify the principal amount of the Term B Loans to be rejected, any such failure will be deemed an acceptance of the total amount of such mandatory prepayment of Term B Loans. In the event that the Declined Prepayment Amount related to a prepayment under Section 2.11(c)(1) is greater than $0, the Administrative Agent will promptly notify each Term A Lender (unless no Term A Loans remain outstanding) and Accepting Term B Lender of the amount of such Declined Prepayment Amount and of any such Term A Lender’s and Accepting Term B Lender’s ratable portion of such Declined Prepayment Amount (based on such Lender’s Applicable Percentage in respect of the Term A Loans and Term B Loans (excluding the Applicable Percentage of Declining Term B Lenders), as applicable). In the event that the Declined Prepayment Amount related to a prepayment under Section 2.11(c)(3) is greater than $0, the Administrative Agent will promptly notify each Accepting Term B Lender of the amount of such Declined Prepayment Amount and of any such Accepting Term B Lender’s ratable portion of such Declined Prepayment Amount (based on such Lender’s Applicable Percentage in respect of the Term B Loans (excluding the Applicable Percentage of Declining Term B Lenders), as applicable). Any such Accepting Term B Lender may elect, by delivering, no later than 5:00 p.m. one (1) Business Day after the date of such Accepting Term B Lender’s receipt of notice from the Administrative Agent regarding such additional prepayment, a written notice, that such Accepting Term B Lender’s ratable portion of such Declined Prepayment Amount not be applied to repay such Accepting Term B Lender’s Term Loans, in which case the portion of such Declined Prepayment Amount which would otherwise have been applied to such Term Loans of the Declining Term B Lenders shall instead be retained by the Lux Borrower. Each Term A Lender’s ratable portion of such Declined Prepayment Amount related to a prepayment under Section 2.11(c)(1) (if any) and each Term B Lender’s ratable portion of such Declined Prepayment Amount related to a prepayment under Section 2.11(c)(1) or Section 2.11(c)(3) (unless declined by the respective Term B Lender as described in the preceding sentence) shall be applied to the respective Term Loans of such Lenders. For the avoidance of doubt, the Borrowers may, at their option, apply any amounts retained in accordance with the immediately preceding sentence to prepay loans in accordance with Section 2.11(a) above.”

(k) Section 2.12 of the Credit Agreement is hereby amended by adding a new clause (f) as follows:

“If any Repricing Event occurs prior to the date occurring six months after the First Incremental Amendment Closing Date, the Borrowers agree to pay to the Administrative Agent, for the ratable account of each 2015 Incremental Term B Lender with 2015 Incremental Term B Loans that are subject to such Repricing Event (including any Lender which is replaced pursuant to Section 9.02(e) as a result of its refusal to consent to an amendment giving rise to such Repricing Event), a fee in an amount equal to 1.00% of the aggregate principal amount of the 2015 Incremental Term B Loans subject to such Repricing Event. Such fees shall be earned, due and payable upon the date of the occurrence of the respective Repricing Event.”

(l) Section 2.20(c)(vi) of the Credit Agreement is hereby amended and restated as follows:

“the Effective Yield of any Other Term B Loans may exceed the Effective Yield then applicable to the 2015 Incremental Term B Loans; provided that the Effective Yield for the 2015 Incremental Term B Loans is increased (to the extent necessary) such that the Effective Yield thereof is not less than the Effective Yield of such Other Term B Loans minus 0.50%.”

(m) Section 5.09 of the Credit Agreement is hereby amended by adding a new clause (h) as follows:

“The Irish Holdco will, and will cause each other Loan Party to, take each of the actions set forth on Schedule 5.09(h) within the time period prescribed therefor on such schedule (as such time period may be extended by the Administrative Agent in its sole discretion exercised reasonably).”

(n) Schedule 2.01 to the Credit Agreement is hereby amended by inserting thereto the Schedule I attached hereto.

(o) Schedule 3.01 to the Credit Agreement is hereby amended by inserting thereto the Schedule II attached hereto.

(p) Schedule 5.09(h) to the Credit Agreement is hereby amended by inserting thereto the Schedule III attached hereto.

Section 3. Existing Term B Loans. Upon effectiveness of this Incremental Amendment, all 2014 Term B Loans outstanding as of such date are deemed to be repaid and refinanced by the 2015 Incremental Term B Loans.

Section 4. Conditions to Effectiveness of Amendment. The effectiveness of this Incremental Amendment and the obligations of each 2015 Incremental Term B Lender to make a 2015 Incremental Term B Loan and each 2015 Incremental Revolving Lender to provide its portion of the 2015 Incremental Revolving Commitment is subject to the satisfaction or waiver of the following conditions:

(a) Incremental Amendment. The Administrative Agent shall have received this Incremental Amendment executed and delivered by a duly authorized officer of each Borrower, each 2015 Incremental Term B Lender and each 2015 Incremental Revolving Lender.

(b) Collateral Documents. The Collateral Agent shall have received a supplement to the U.S. Security Agreement in substantially the form of Annex I thereto (other than as required to comply with local laws in accordance with the Agreed Security Principles, if applicable), a Luxembourg law governed master security confirmation made between, inter alios, the Pledgors (as defined therein), the Administrative Agent as collateral agent and in the presence of the Companies (as defined therein), in respect of the Luxembourg law governed Collateral Documents, and a supplement to the Subsidiary Guaranty in substantially the form of Annex I thereto (other than as required to comply with local laws in accordance with the Agreed Security Principles, if applicable).

(c) Legal Opinions. The Administrative Agent shall have received the following executed legal opinions:

(i) a customary legal opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special New York counsel to each of the Borrowers and the other Loan Parties;

(ii) customary legal opinions of (A) Elvinger, Hoss and Prussen, special Luxembourg counsel to the Lux Borrower and the Loan Parties and (B) Nauta Dutilh Avocats Luxembourg, Luxembourg counsel to the Administrative Agent, the 2015 Lead Arrangers, the 2015 Incremental Term B Lenders and the 2015 Incremental Revolving Lenders;

(iii) a customary legal opinion of A&L Goodbody, special Irish counsel to the Loan Parties;

(iv) customary legal opinions of (A) Torys LLP, special Canadian Ontario counsel to the Loan Parties and (B) Lavery de Billy LLP, Quebec counsel to the Loan Parties; and

(v) such other customary legal opinions of special counsel as agreed between the Loan Parties and the Administrative Agent.

(d) Acquisition. Concurrently with the initial funding of the 2015 Incremental Term B Loans, the Par Acquisition shall have been consummated in accordance, in all material respects, with the terms and conditions of the Par Acquisition Agreement. The Par Acquisition Agreement shall not have been altered, amended or otherwise changed or supplemented or any provision or condition therein waived by Parent, and neither the Parent nor any affiliate thereof shall have consented to any action which would require the consent of the Parent or such affiliate under the Acquisition Agreement, if such alteration, amendment, change, supplement, waiver or consent would be adverse to the interests of the 2015 Lead Arrangers or the Lenders party to this Incremental Amendment in any material respect, in any such case without the prior written consent of the 2015 Lead Arrangers (such consent not to be unreasonably withheld) (it being understood and agreed that any alteration, supplement, amendment, modification, waiver or consent that (a) decreases the purchase price in respect of the Par Acquisition by 10% or more other than purchase price adjustments pursuant to the express terms of the Par Acquisition Agreement shall be deemed to be adverse to the interests of the Lenders party hereto in a material respect, (b) increases the purchase price in respect of the Par Acquisition shall not be deemed to be adverse to the interests of the Lenders party hereto so long as such increase is funded solely by the issuance of common equity of the Parent or cash on hand of the Parent and its subsidiaries and (c) modifies the so-called “Xerox” provisions of the Par Acquisition Agreement providing protection with respect to exclusive jurisdiction, waiver of jury trial, liability caps, restrictions on certain amendments, and third party beneficiary status for the benefit of the Administrative Agent, the 2015 Lead Arrangers, the Lenders party hereto and their respective affiliates shall be deemed to be adverse to the interests of the Lenders party hereto in a material respect).

(e) No Target Material Adverse Effect. (i) since December 31, 2014 to May 18, 2015, except as set forth in the disclosure schedule to the Par Acquisition Agreement delivered by Par to the Parent and dated as of the date of the Par Acquisition Agreement, there has not been any event or occurrence of any condition that, individually or in the aggregate, has had a Target Material Adverse Effect and (ii) on the First Incremental Amendment Closing Date there is no Target Material Adverse Effect.

For purposes hereof, “Target Material Adverse Effect” means (with capitalized terms used in this definition and not otherwise defined herein having the meanings assigned thereto in the Par Acquisition Agreement) any change, effect, event, occurrence, state of facts, circumstance or development that, individually or in the aggregate with all other changes, effects, events, occurrences, state of facts, circumstances or developments, (i) is or would reasonably be expected to be materially adverse to the business, properties, assets, liabilities (contingent or otherwise), condition (financial or otherwise) or results of operations of the Par and its Subsidiaries, taken as a whole, or (ii) would reasonably be expected to prevent the consummation by the Par of the Transactions (as defined in the Par Acquisition Agreement); provided, however, that none of the following shall constitute, or be taken into account in determining whether there has been or would reasonably be expected to be, a Target Material Adverse Effect: (A) any change relating to the economy or securities markets in general, (B) any adverse change, effect, event, occurrence, state of facts, condition, circumstance or development affecting the generic pharmaceutical industry; (C) acts of war (whether or not declared), armed hostilities, sabotage, military actions or the escalation thereof (whether underway on the date hereof or hereafter commenced), and terrorism; (D) changes in or the conditions of financial or banking markets (including any disruption thereof and any decline in the price of any security or any market index); (E) changes in GAAP (or any underlying accounting principles or the interpretation of any of the foregoing) after the date hereof; (F) a flood, hurricane or other natural disaster; (G) any failure by Par to meet any internal or published projections, forecasts or revenue or earnings predictions for any period ending on or after the date of this Agreement (provided, however, that the underlying causes of any such failure may be considered in determining whether there is a Target Material Adverse Effect); (H) changes in any Laws; (I) any action taken or omitted to be taken by, or at the written request of, Parent or any of its Affiliates after the date hereof and on or prior to the Closing Date; and (J) any action taken by Par or any of its Subsidiaries as required by this Agreement (other than any action required to be taken by Par or any of its Subsidiaries to comply with Section 6.1 of the Par Acquisition Agreement); except, in the case of clauses (A)-(F) and (H) above, to the extent that such change, effect, event, occurrence, state of facts, circumstance or development disproportionately affects the business, properties or assets of Par as compared to other participants operating in the generic pharmaceutical industry, in which case, such change, effect, event, occurrence, state of facts, circumstance or development may constitute a Target Material Adverse Effect to such extent, and may be taken into account to such extent, in determining whether a Target Material Adverse Effect has occurred or would reasonably be expected to occur.

(f) Closing Certificate. The 2015 Lead Arrangers shall have received a certificate from the Lux Borrower, dated the First Incremental Amendment Closing Date, substantially in the form of Exhibit A hereto, with appropriate insertions and attachments.

(g) Existing Indebtedness. The Par Refinancing shall have been consummated substantially concurrently with the Par Acquisition and the 2014 Term B Loans outstanding as of the First Incremental Amendment Closing Date shall have been repaid and refinanced in full substantially concurrently with the funding of the 2015 Incremental Term B Loans.

(h) Corporate Proceedings, Governing Documents and Incumbency of the Loan Parties. The 2015 Lead Arrangers shall have received (i) a copy of the certificate or articles of incorporation or other formation documents, including all amendments thereto, of each Loan Party as of the First Incremental Amendment Closing Date, certified (to the extent available in any non-U.S. jurisdiction, provided that no such certification shall be required to the extent the applicable Loan Party is formed or incorporated in Canada) as of a recent date by the Secretary of State of the state of its organization (or similar Governmental Authority in any foreign jurisdiction with respect to any such Loan Party organized outside the United States of America) or, in the case of any such Loan Party incorporated in Luxembourg, pursuant to the terms set forth in clause (E) below, and (to the extent available in a non-U.S. jurisdiction) a certificate as to the good standing of each such Loan Party as of a recent date, from such Secretary of State (or similar Governmental Authority in any foreign jurisdiction (to the extent available in that foreign jurisdiction) with respect to any Loan Party organized outside the United States of America (including, in the case of any Loan Party organized in the Republic of Ireland, a certificate of status from the Irish Companies Registration Office)); (ii) a certificate of the secretary or assistant secretary of each Loan Party as of the First Incremental Amendment Closing Date (or of a manager or director, in the case of any such Loan Party incorporated in Luxembourg or the Republic of Ireland) dated the First Incremental Amendment Closing Date and certifying (A) that attached thereto is a true and complete copy of the by-laws (or similar governing documentation) of such Loan Party as in effect on the First Incremental Amendment Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or similar governing body of such Loan Party authorizing the transactions contemplated by this Incremental Amendment, (in the case of each Borrower) the borrowings hereunder, (in the case of each such Loan Party) the granting of the Liens contemplated to be granted by it under the Collateral Documents and (in the case of each Guarantor) the guaranteeing of the Secured Obligations as contemplated by the Loan Documents, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) if applicable, that the certificate or articles of incorporation or other formation documents of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above or where a certificate of good standing is not applicable in its jurisdiction of incorporation that attach a true, up to date and correct copy of the certificate or articles of incorporation or other formation documents of each Loan Party duly certified as being true, up to date and correct, (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; and (iii) a certificate of another officer as to the incumbency and specimen signature of the secretary or assistant secretary (or manager or director, if applicable) executing the certificate pursuant to (ii) above and (E) for the Lux Borrower, Lux Holdco, New Luxco 1, New Luxco 2 and Lux Sub Finco, (i) an electronic certified excerpt of the RCS dated on the First Incremental Amendment Closing Date or at the earliest one Business Day before the First Incremental Amendment Closing Date and (ii) a certified true certificate of non-registration of judgments (certificat de non-inscription de décision judiciaire) dated on the First Incremental Amendment Closing Date or at the earliest one Business Day before the First Incremental Amendment Closing Date, issued by the RCS.

(i) Financial Statements. The 2015 Lead Arrangers shall have received (1) audited consolidated balance sheets and related statements of income and cash flows of each of the Parent and Par for the most recent three fiscal years ended at least 90 days prior to the First Incremental Amendment Closing Date (other than the Par’s balance sheet for the 2012 fiscal year), (2) unaudited consolidated balance sheets and related statements of income and cash flows of each of the Parent and Par for each fiscal quarter ended after the close of its most recent fiscal year and at least 45 days prior to the Closing Date and (3) pro forma consolidated financial statements (including a consolidated balance sheet and related statements of income and cash flow) of the Parent and its subsidiaries (including the Parent and Par) meeting the requirements of Regulation S-X for registration statements (as if such a registration statement for a debt issuance of the Parent became effective on the First Incremental Amendment Closing Date) on Form S-1 (subject to exceptions customary for a Rule 144A offering involving high yield debt securities) and a pro forma consolidated statement of income of the Parent (subject to exceptions customary for a Rule 144A offering involving high yield debt securities) for the twelve-month period ending on the last day of the most recently completed four fiscal quarter period ended at least 45 days before the First Incremental Amendment Closing Date, prepared after giving effect to the Par Transactions as if the Par Transactions had occurred at the beginning of such period. The 2015 Lead Arrangers hereby acknowledge receipt of (x) the audited financial statements referred to in clause (1) above of each of the Parent and Par as of, and for the years ended, December 31, 2012, 2013 and 2014 and (y) the unaudited consolidated balance sheets and related statements of income and cash flows referred to in clause (2) above of each of the Parent and Par as of March 31, 2015. For the avoidance of doubt, references to “Par” in this clause (i) includes its predecessors.

(j) Specified Representations. The Specified Representations shall be true and correct in all material respects other than where such representation is already qualified by materiality, in which case they shall be true and correct in all respects (except in the case of any Specified Representation which expressly relates to a given date or period, such representation and warranty shall be true and correct in all material respects (or true and correct in all respects) as of the respective date or for the respective period, as the case may be); provided, that to the extent that any Specified Representation is qualified by or subject to a “material adverse effect”, “material adverse change” or similar term or qualification, (a) the definition thereof for purposes of Par and its subsidiaries shall be the definition of Target Material Adverse Effect for purposes of the making or deemed making of such Specified Representation on, or as of, the Closing Date (or any date prior thereto).

For purposes hereof, “Specified Representations” means the representations and warranties of the Borrowers and Guarantors set forth in Sections 5(a)(i), (b), (c), (d), (e), (f), (g), (h) and (i) of this Incremental Amendment.

(k) Par Acquisition Agreement Representations. The Par Acquisition Agreement Representations shall be true and correct.

For purposes hereof, “Par Acquisition Agreement Representations” means the representations made by Par and its subsidiaries in the Acquisition Agreement as are material to the interests of the Lenders party to this Incremental Amendment, but only to the extent that the Irish Holdco (or the Irish Holdco’s affiliate) has the right to terminate its (or its affiliate’s) obligations (or to refuse to consummate the Par Acquisition) under the Par Acquisition Agreement as a result of a breach of such representations.

(l) Borrowing Notice. The Administrative Agent shall have received a customary Notice of Borrowing as required by Section 2.03 of the Credit Agreement (or such notice shall have been deemed given in accordance with such Section 2.03).

(m) Fees. To the extent invoiced with reasonable detail at least two business days prior to the First Incremental Amendment Closing Date, the Administrative Agent, the 2015 Lead Arrangers and the Lenders party hereto shall have received all costs, fees and expenses (including, without limitation, legal fees and expenses) and other compensation as otherwise agreed, in each case, payable to them on or prior to the First Incremental Amendment Closing Date.

(n) Solvency. The 2015 Lead Arrangers shall have received a certificate of the chief financial officer (or manager or director) of the Lux Borrower certifying the solvency, as of the First Incremental Amendment Closing Date after giving pro forma effect to the Par Transactions on such date, of the Lux Borrower and its Subsidiaries on a consolidated basis, substantially in the form of Exhibit B hereto.

(o) PATRIOT Act and Anti-Money Laundering. The Lenders party hereto shall have received at least 3 business days prior to the First Incremental Amendment Closing Date all documentation and other information required by regulatory authorities with respect to the Loan Parties and the parent companies of the Loan Parties under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act to the extent requested in writing at least 10 days prior to the First Incremental Amendment Closing Date.

For the avoidance of doubt, each 2015 Incremental Term B Lender acknowledges and agrees that the making of a 2015 Incremental Term B Loan shall not be subject to the conditions set forth in Section 4.02 of the Credit Agreement. Pursuant to Section 2.20(e) of the Credit Agreement, the Administrative Agent shall give prompt notice in writing to the Lenders of the occurrence of the First Incremental Amendment Closing Date. Each Lender party hereto hereby authorizes the Administrative Agent to provide such notice and agrees that such notice shall be irrevocably conclusive and binding upon such Lender.

Notwithstanding the foregoing, (a) to the extent a security interest in any Collateral that is being acquired as part of the Par Acquisition (including the creation or perfection of any security interest that is being acquired as part of the Par Acquisition) may not be perfected by (A) the filing of a UCC or PPSA (or equivalent statute in the applicable Canadian provinces) financing statement, or (B) taking delivery and possession of a stock certificate of Par and its material wholly-owned domestic (or Canadian) restricted subsidiaries which will be required to be delivered on the First Incremental Amendment Closing Date only to the extent received from Par after Irish Holdco’s use of commercially reasonable efforts to do so), then the perfection of the security interest in such Collateral shall not constitute a condition precedent to the availability of the 2015 Incremental Revolving Commitments and the 2015 Incremental Term B Loans on the First Incremental Amendment Closing Date but, instead, may be accomplished within the time set forth in Schedule III or such longer period as may be approved by the Administrative Agent acting reasonably and (b) nothing in the preceding clause (a) shall be construed to limit the applicability of the individual conditions expressly set forth in Section 4 herein.

Section 5. Representations and Warranties. To induce the other parties hereto to enter into this Incremental Amendment and each 2015 Incremental Term B Lender to make a

2015 Incremental Term B Loan and each 2015 Incremental Revolving Lender to provide its portion of the 2015 Incremental Revolving Commitment, each Loan Party hereby represents and warrants, on the First Incremental Amendment Closing Date, to the Administrative Agent and each 2015 Incremental Term B Lender that:

(a) Each Loan Party (i) is duly organized, incorporated (in the case of the Parent, Irish Holdco, Irish Sub Holdco and Irish Sub Finco) and validly existing, (ii) is (to the extent the concept is applicable in such jurisdiction) in good standing under the laws of the jurisdiction of its organization, (iii) has all requisite power and authority to carry on its business as now conducted and (iv) except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and (to the extent the concept is applicable in such jurisdiction) is in good standing in, every jurisdiction where such qualification is required;

(b) The performance by the Loan Parties of their obligations under this Incremental Amendment, the Credit Agreement as amended hereby, any other Loan Documents delivered pursuant to the Incremental Amendment on the date hereof (including any additional guarantee and collateral documents) (collectively, with the Incremental Amendment, the “2015 Incremental Documents”), and each other Loan Document as amended or supplemented by such 2015 Incremental Documents to the extent applicable, are within each Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational actions and, if required, actions by shareholders, members or equity holders. The 2015 Incremental Documents to which each Loan Party is a party have been duly executed and delivered by such Loan Party and constitute a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(c) The performance by the Loan Parties of their obligations under this Incremental Amendment, the Credit Agreement as amended hereby, the 2015 Incremental Documents and each other Loan Document as amended or supplemented by such 2015 Incremental Document to the extent applicable will not violate the charter, by-laws or other organizational documents of any Loan Party;

(d) No Loan Party is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940;

(e) No part of the proceeds of any Loan made pursuant to the 2015 Incremental Revolving Commitments or the 2015 Incremental Term B Loans have been used or will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X;

(f) Subject to the last paragraph of Section 4 hereto, the Loan Documents create in favor of the Collateral Agent, for the benefit of the Secured Parties, a valid and enforceable security interest in the Collateral covered thereby and (i) when the Collateral constituting certificated securities (as defined in the UCC or the PPSA, as applicable) is delivered to the Collateral Agent, together with instruments of transfer duly endorsed in blank, the Liens under such Loan Document will constitute a fully perfected security interest in all right, title and interest of the pledgors thereunder in such Collateral, prior and superior in right to any other Person, and (ii) when financing statements in appropriate form are filed in the applicable filing offices, the security interest created under such Loan Document will constitute a fully perfected security interest in all right, title and interest of the Loan Parties in the remaining Collateral to the extent perfection can be obtained by filing UCC or PPSA, as applicable, financing statements, prior and superior to the rights of any other Person, except for (x) Liens permitted by Section 6.02 of the Credit Agreement and (y) any requirement under Luxembourg law, including the foreign lex rei sitae, referred to under Luxembourg international private law, with respect to any Collateral which (1) under Luxembourg law, would be located or deemed located in Luxembourg or (2) would be granted by the Lux Borrower;

(g) Immediately after the consummation of the Par Transactions (a) the fair value of the assets of the Irish Holdco and its Restricted Subsidiaries on a consolidated basis will exceed their consolidated debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of the Irish Holdco and its Restricted Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability on their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) the Irish Holdco and its Restricted Subsidiaries on a consolidated basis will not have incurred any debts and liabilities, subordinated, contingent or otherwise, that they do not believe that they will be able to pay as such debts and liabilities become absolute and matured; and (d) the Irish Holdco and its Restricted Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the business in which they are engaged as such business is now conducted and is proposed to be conducted following the First Incremental Amendment Closing Date;

(h) No Borrower will directly or indirectly use the proceeds of the Loans made pursuant to the 2015 Incremental Revolving Commitments or the 2015 Incremental Term B Loans or otherwise make available such proceeds to any Person who is a Prohibited Person, a Sanctioned Person or an Embargoed Person;

(i) No part of the proceeds of any of the Loans made pursuant to the 2015 Incremental Revolving Commitments or the 2015 Incremental Term B Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the U.S. Foreign Corrupt Practices Act of 1977; and

(j) For the period of time from June 12, 2015 until the First Incremental Amendment Closing Date, the terms of the Credit Agreement have not been amended or changed in a manner materially adverse to the 2015 Incremental Revolving Lenders or the 2015 Incremental Term B Lenders without the prior written consent of the Lead Arrangers.

Section 6. Effects on Loan Documents; Acknowledgement.

(a) Except as expressly set forth herein, (i) this Incremental Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Loan Parties under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and nothing herein can or may be construed as a novation thereof. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity, enforceability and perfection of the Liens granted by it pursuant to the Collateral Documents on the First Incremental Amendment Closing Date. This Incremental Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the First Incremental Amendment Closing Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Incremental Amendment. Each of the Loan Parties hereby consents to this Incremental Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement, as amended hereby.

(b) Without limiting the foregoing, each of the Loan Parties hereby (i) acknowledges and agrees that the 2015 Incremental Term B Loans are Loans and the 2015 Incremental Term B Lenders are Lenders and Incremental Revolving Lenders, (ii) acknowledges and agrees that (A) the Loans made pursuant to the 2015 Incremental Revolving Commitments are Revolving Loans, (B) the 2015 Incremental Revolving Lenders are Lenders and (C) the 2015 Incremental Revolving Commitments are Revolving Commitments, (iii) acknowledges and agrees that all of its obligations under the Credit Agreement, the U.S. Security Agreement, the Subsidiary Guaranty and the other Collateral Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (iv) reaffirms each Lien granted by each Loan Party to the Collateral Agent for the benefit of the Secured Parties (including the 2015 Incremental Term B Lenders and the 2015 Incremental Revolving Lenders) and reaffirms the guaranties made pursuant to the Credit Agreement and the Subsidiary Guaranty, as applicable, (v) acknowledges and agrees that the grants of security interests by and the guaranties of the Loan Parties contained in the U.S. Security Agreement and the other Collateral Documents are, and shall remain, in full force and effect after giving effect to this

Incremental Amendment, and (vi) agrees that the Secured Obligations include, among other things and without limitation, the prompt and complete payment and performance by the Borrowers when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on each of the 2015 Incremental Term B Loans and the 2015 Incremental Revolving Commitment.

(c) Each 2015 Incremental Term B Lender and 2015 Incremental Revolving Lender, by delivering its signature page to this Incremental Amendment on or prior to the First Incremental Amendment Closing Date, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any Lender on or prior to the First Incremental Amendment Closing Date.

Section 7. Expenses. The Borrowers and the other Loan Parties agree to pay or reimburse the 2015 Lead Arrangers for all reasonable and documented out-of-pocket costs and expenses incurred in connection with this Incremental Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Latham & Watkins LLP, as counsel to the 2015 Lead Arrangers.

Section 8. Counterparts. This Incremental Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Incremental Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 9. Applicable Law. THIS INCREMENTAL AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK; provided, however, that (a) the interpretation of the definition of Target Material Adverse Effect and whether there shall have occurred a Target Material Adverse Effect, including for purposes of Section 4 hereof, (b) whether the Acquisition has been consummated as contemplated by the Par Acquisition Agreement and (c) the determination of whether the Par Acquisition Agreement Representations are accurate and whether as a result of any inaccuracy of any such representations Irish Holdco (or its affiliates) has the right to terminate its (or their) obligations, or has the right not to consummate the Par Acquisition, under the Par Acquisition Agreement, shall be governed by, and construed in accordance with, the domestic laws of the State of Delaware without regard to the principles of conflicts of law.

Section 10. Headings. The headings of this Incremental Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Incremental Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

ENDO LUXEMBOURG FINANCE COMPANY I S.À R.L.

By:	/s/ Orla Dunlea
	Name:	Orla Dunlea
	Title:	Manager A

ENDO LLC

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Assistant Secretary

Acknowledged and Agreed:

ENDO DESIGNATED ACTIVITY COMPANY

By:	/s/ Orla Dunlea
	Name:	Orla Dunlea
	Title:	Director

ENDO VENTURES LIMITED

By:	/s/ John Boyle
	Name:	John Boyle
	Title:	Director

ENDO MANAGEMENT LIMITED

By:	/s/ John Boyle
	Name:	John Boyle
	Title:	Director

ENDO FINANCE LIMITED

By:	/s/ Orla Dunlea
	Name:	Orla Dunlea
	Title:	Director

ENDO FINANCE II LIMITED

By:	/s/ Orla Dunlea
	Name:	Orla Dunlea
	Title:	Director

HAWK ACQUISITION IRELAND LIMITED

By:	/s/ Orla Dunlea
	Name:	Orla Dunlea
	Title:	Director

ENDO TOPFIN LIMITED

By:	/s/ Orla Dunlea
	Name:	Orla Dunlea
	Title:	Director

ENDO IRELAND FINANCE LIMITED

By:	/s/ John Boyle
	Name:	John Boyle
	Title:	Director

ENDO FINANCE III LIMITED

By:	/s/ John Boyle
	Name:	John Boyle
	Title:	Director

ENDO LUXEMBOURG HOLDING COMPANY S.À R.L

By:	/s/ Orla Dunlea
	Name:	Orla Dunlea
	Title:	Manager A

ENDO LUXEMBOURG FINANCE COMPANY II S.À R.L.

By:	/s/ Orla Dunlea
	Name:	Orla Dunlea
	Title:	Manager A

ENDO US HOLDINGS LUXEMBOURG I S.À R.L.

By:	/s/ Orla Dunlea
	Name:	Orla Dunlea
	Title:	Manager A

ENDO US HOLDINGS LUXEMBOURG II S.À R.L.

By:	/s/ Orla Dunlea
	Name:	Orla Dunlea
	Title:	Manager A

ENDO FINCO INC.

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Secretary

ENDO U.S. INC.

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Secretary

ENDO HEALTH SOLUTIONS INC.

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Assistant Secretary

ENDO PHARMACEUTICALS INC.

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Assistant Secretary

ENDO PHARMACEUTICALS SOLUTIONS INC.

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Assistant Secretary

ENDO PHARMACEUTICALS VALERA INC.

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Assistant Secretary

LEDGEMONT ROYALTY SUB LLC

By: ENDO PHARMACEUTICALS SOLUTIONS INC., its manager

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Assistant Secretary

GENERICS INTERNATIONAL (US PARENT), INC.

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Assistant Secretary

GENERICS INTERNATIONAL (US MIDCO), INC.

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Assistant Secretary

GENERICS INTERNATIONAL (US HOLDCO), INC.

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Assistant Secretary

GENERICS INTERNATIONAL (US), INC.

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Assistant Secretary

GENERICS BIDCO I, LLC

By:	GENERICS INTERNATIONAL (US), INC., its manager

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Assistant Secretary

VINTAGE PHARMACEUTICALS, LLC

By:	GENERICS INTERNATIONAL (US), INC., its manager

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Assistant Secretary

GENERICS BIDCO II, LLC

By:	GENERICS INTERNATIONAL (US), INC., its manager

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Assistant Secretary

MOORES MILL PROPERTIES L.L.C.

By:	GENERICS INTERNATIONAL (US), INC., its manager

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Assistant Secretary

WOOD PARK PROPERTIES LLC

By:	GENERICS INTERNATIONAL (US), INC., its manager

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Assistant Secretary

QUARTZ SPECIALTY PHARMACEUTICALS, LLC

By:	GENERICS INTERNATIONAL (US), INC., its manager

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Assistant Secretary

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Assistant Secretary

APHRODITE WOMEN’S HEALTH, LLC

By:	AMERICAN MEDICAL SYSTEMS HOLDINGS, INC., its manager

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Assistant Secretary

DAVA PHARMACEUTICALS, INC.

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Assistant Secretary

DAVA INTERNATIONAL, LLC

By:	DAVA PHARMACEUTICALS, INC., its manager

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Assistant Secretary

DAVA CAPITAL MANAGEMENT, INC.

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Assistant Secretary

AUXILIUM PHARMACEUTICALS, INC.

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Assistant Secretary

SLATE PHARMACEUTICALS, INC.

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Assistant Secretary

AUXILIUM INTERNATIONAL HOLDINGS, INC.

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Assistant Secretary

TIMM MEDICAL TECHNOLOGIES, INC.

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Assistant Secretary

ACTIENT PHARMACEUTICALS LLC

By:	AUXILIUM PHARMACEUTICALS, INC., its manager

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Assistant Secretary

ACTIENT THERAPEUTICS LLC

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Assistant Secretary

TIMM MEDICAL HOLDINGS, LLC

By:	ACTIENT PHARMACEUTICALS LLC, its manager

	By:	AUXILIUM PHARMACEUTICALS, INC., its manager

	By:	/s/ Deanna Voss
		Name:	Deanna Voss
		Title:	Assistant Secretary

70 MAPLE AVENUE, LLC

By:	ACTIENT PHARMACEUTICALS LLC, its manager

	By:	AUXILIUM PHARMACEUTICALS, INC., its manager

	By:	/s/ Deanna Voss
		Name:	Deanna Voss
		Title:	Assistant Secretary

AUXILIUM US HOLDINGS, LLC

By:	AUXILIUM PHARMACEUTICALS, INC., its manager

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Assistant Secretary

ENDO FINANCE LLC

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Secretary

HAWK ACQUISITION ULC

By:	/s/ Laurence S. Smith
	Name:	Laurence S. Smith
	Title:	Director

ENDO GLOBAL VENTURES

By:	/s/ Sue Hall
	Name:	Sue Hall
	Title:	Director

ENDO VENTURES BERMUDA LIMITED

By:	/s/ Sue Hall
	Name:	Sue Hall
	Title:	Director

ENDO BERMUDA FINANCE LIMITED

By:	/s/ Sue Hall
	Name:	Sue Hall
	Title:	Director

ENDO NETHERLANDS B.V.

By:	/s/ Robert J. Corbuzzi Jr.
	Name:	Robert J. Corbuzzi Jr.
	Title:	Director

PALADIN LABS CANADIAN HOLDING INC.

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Secretary

PALADIN LABS INC.

By:	/s/ Deanna Voss
	Name:	Deanna Voss
	Title:	Secretary

ENDO VENTURES CYPRUS LIMITED

By:	/s/ Orla Dunlea
	Name:	Orla Dunlea
	Title:	Director

AUXILIUM UK LTD

By:	/s/ Orla Dunlea
	Name:	Orlea Dunlea
	Title:	Director

ENDO FINANCE IV LIMITED

By:	/s/ John Boyle
	Name:	John Boyle
	Title:	Director

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent and Collateral Agent

By:	/s/ Michael Winters
	Name:	Michael Winters
	Title:	Vice President

By:	/s/ Peter Cucchiara
	Name:	Peter Cucchiara
	Title:	Vice President